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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report(Date of earliest event reported) January 28, 1999



                            GRANT GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)




        Delaware                        000-18816            76-0548468
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification Number)



16850 Park Row, Houston, Texas                                  77085
(Address of principal executive offices)                      (Zip Code)




                                 (281) 398-9503
              (Registrant's telephone number, including area code)
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ITEM 5.       OTHER EVENTS

              On January 28, 1999, Grant Geophysical, Inc. issued the press release attached as exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c)     Exhibits

                      Exhibit No.          Description
                      -----------          -----------

                      99.1                 Press Release dated January 28, 1999


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 29, 1999.

                                        GRANT GEOPHYSICAL, INC.

                                        By:
                                            ------------------------------------
                                            Don W. Wilson
                                            Chairman of the Board